UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        October 6, 2008
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On October 6, 2008, inTEST Corporation (the "Company") entered into and consummated an Agreement and Plan of Merger (the "Merger Agreement") with Sigma Systems Corp. ("Sigma"), its President, Sandy L. Hoover, and its stockholders pursuant to which all of the outstanding shares of Sigma were exchanged for $1.0 million in cash, 550,000 shares of the Company's common stock, par value $0.01 per share, and an agreement by the Company to issue non-negotiable promissory notes in an aggregate principal amount equal to $1.5 million, subject to adjustment based upon the amount of certain of Sigma's current assets and liabilities at closing as detailed in the Merger Agreement. The notes will bear interest at the prime rate plus 1.25%, will be secured by the assets of Sigma and will be payable in annual installments over five years. As a result of the merger, Sigma was merged with and into a wholly-owned subsidiary of the Company and will operate as SigmaSYS Corp. in the Company's Temperature Management product segment.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement that is filed as Exhibit 2.1 hereto.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K (the "Report") is incorporated herein by reference.

Item 8.01    Other Events

On October 7, 2008, the Company issued a press release announcing the acquisition of Sigma by the Company. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K and filed with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief
          Financial Officer

Date:   October 10, 2008

Exhibit Index
Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of October 6, 2008, by and among inTEST Corporation, Sigma Acquisition, Inc., Sigma Systems Corp., Sandy L. Hoover, Trustee of the Exemption Trust, a sub-trust of the Robert T. Stewart Separate Property Trust dated March 17, 2003, Sandy L. Hoover, Trustee of the Sandy L. Hoover Trust, a sub-trust of the Robert T. Stewart Separate Property Trust dated March 17, 2003 and Sandy L. Hoover.

99.1	Press release dated October 7, 2008.
_______________
*

The schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission.  Any omitted schedule will be provided to the Securities and Exchange Commission upon request.